SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 24, 2003

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street

Sanford, Florida 32771

(address of principal executive offices)

Registrant’s telephone number: (407) 323-1833

ITEM 7.	Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press	Release (solely furnished and not filed for purposes of Item 12).

ITEM 12.	Results of Operation and Financial Condition

On October 24, 2003, Federal Trust Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: October 24, 2003

Federal Trust Corporation (Registrant)

By:	/s/ Gregory E. Smith

Gregory E. Smith Chief Financial Officer (407) 323-1833